                                                                    Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
   HOUSTON DIVISION

      CASE NAME:    Contour Energy E & P, LLC     Petition Date: 7/15/2002

                                                     CASE NUMBER: 02-37741-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                          September                    YEAR     2002
====================================================================================================================================
                  MONTH                               July 15 - 31      August        September    October     November     December
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                         1,918,603       3,176,161      3,020,827
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                   1,848,077       2,945,757        371,938
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                                1,472,446       2,245,737       (100,444)
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                                43,644          84,731         86,539
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                                0               0        156,623
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                             (1,638,686)     (6,777,756)    (3,794,242)
====================================================================================================================================

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

-------------------------------------------------------------
       REQUIRED INSURANCE MAINTAINED
           AS OF SIGNATURE DATE                   EXP.
                                                  DATE
--------------------------------------------   ------------
CASUALTY               YES    (X)  NO   (  )   5 -  1 - 03
                                               --  ---  ---
LIABILITY              YES    (X)  NO   (  )   5 -  1 - 03
                                               --  ---  ---
VEHICLE                YES    (X)  NO   (  )   5 -  1 - 03
                                               --  ---  ---
* WORKER'S             YES    (X)  NO   (  )     -    -
                                               --  ---  ---
OTHER                  YES    (X)  NO   (  )   5 -  1 - 03
-------------------------------------------------------------

* Through Administaff (PPE provider)

What is the status of your Plan of Reorganization?

-------------------------------------------------------------
ATTORNEY NAME:         John F. Higgins, IV

FIRM:                  Porter & Hedges

ADDRESS:               700 Louisiana, Suite 3500

ADDRESS:

CITY, STATE ZIP:       Houston, TX 77002

TELEPHONE:             713-226-0648
-------------------------------------------------------------


                                                                                    CIRCLE ONE

Are all accounts receivable being collected within terms?                          [Yes]     No

Are all post-petition liabilities, including taxes, being paid within terms?       [Yes]     No

Have any pre-petition liabilities been paid?                                       [Yes]     No

If so, describe    Royalties, severance taxes, employee obligations (pursuant to court orders)
                   -----------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?                     [Yes]     No

Were any assets disposed of outside the normal course of business?                  Yes     [No]

If so, describe
                   -----------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?

                                                                                   [Yes]     No

------------------------------------------------------------------------------------------------


   I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
   MOR-9 plus attachments, is true and correct.


                                    SIGNED   /s/ Rick G. Lester
                                           -------------------------------------


(ORIGINAL SIGNATURE)                TITLE  Executive Vice President and Chief
                                           Financial Officer
                                           -------------------------------------

MOR 2 & 3
Contour Energy E&P, LLC (Case No. 02-37741-H2-11)



                                                          CEEP**           CEEP**            CEEP**
                                                     July 31, 2002   August 31, 2002  September 30, 2002
             ASSETS
Cash and cash equivalents                              15,483,519        14,973,975      17,097,044
Accounts receivable                                     5,212,481         5,851,193       5,451,147
Accounts receivable-affiliates, net of elimination     20,653,859        17,814,375      15,579,746
Prepaid expenses and other current assets               5,893,185         5,791,445       5,749,657
      Total current assets                             47,243,044        44,430,988      43,877,594

Unproved properties                                    15,159,633        15,112,893      14,965,238
Oil & gas properties, subject to amortization         179,279,127       179,897,265     180,258,254
Pipelines and other transportation assets, at cost      1,075,549         1,075,549       1,075,549
Furniture, fixtures and equipment                       3,828,061         3,828,061       3,828,061
Total property and equipment                          199,342,370       199,913,768     200,127,102
Less: Accumulated DD&A                               (143,832,406)     (144,530,703)   (145,002,647)
Total properties and equipment, net                    55,509,964        55,383,065      55,124,455

Loan costs, net                                                 0                 0               0
Restricted cash                                         7,100,000         7,200,000       7,300,000
Other non-current assets (goodwill and other)             752,139           748,688         886,982
Investment in subsidiaries                             47,264,472        48,331,404      47,383,916
      Total other assets                               55,116,611        56,280,092      55,570,898
Total Assets                                          157,869,619       156,094,145     154,572,947

             LIABILITIES
Post-petition liabilities (MOR-4)                         221,699           466,860         606,933
Accounts payable and accrued expenses                   6,012,258         6,674,969       8,285,588
Accounts payable-affilates, net of elimination        246,035,913       241,966,262     239,626,358
Current portion of long-term debt                               0                 0               0
      Total current liabilities                       252,269,870       249,108,091     248,518,879

Bank debt                                                       0                 0               0
Senior notes                                                    0                 0               0
Senior subordinated notes                                       0                 0               0
Senior secured notes                                            0                 0               0
Convertible subordinated notes                                  0                 0               0
Convertible subordinated debentures                             0                 0               0
Deferred federal income tax                                     0                 0               0
                                                                0                 0               0

      Total liabilities                               252,269,870       249,108,091     248,518,879


             SHAREHOLDERS' EQUITY
Preferred stock                                                 0                 0               0
Common stock                                                   10                10              10
Additional paid-in capital                            106,616,327       106,616,327     106,616,327
Retained earnings                                    (204,847,976)     (202,602,239)   (202,702,683)
Accumulated other comprehensive loss                    3,831,388         2,971,956       2,140,414
Total Shareholders' Equity                            (94,400,251)      (93,013,946)    (93,945,932)
Total Liabilities and Shareholders' Equity            157,869,619       156,094,145     154,572,947
                                                                0                 0               0

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994
         Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related investment and equity accounts have been eliminated within this column.

CASE NAME: Contour Energy E & P, LLC               CASE NUMBER: 02-37741-H4-11

                                                SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                                 July 15 - 31        August        September       October     November    December
====================================================================================================================================
TRADE ACCOUNTS PAYABLE                                  91,066          134,665        193,348
------------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
Federal Payroll Taxes
------------------------------------------------------------------------------------------------------------------------------------
Severance Tax                                           32,582           65,707         59,741
------------------------------------------------------------------------------------------------------------------------------------
Ad Valorem Taxes                                         5,949           11,900         17,848
------------------------------------------------------------------------------------------------------------------------------------
Other Taxes                                              2,060            4,120          6,181
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                     40,591           81,727         83,770
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
------------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
1  Royalties/Royalties Suspense                         90,042          250,468        329,815
------------------------------------------------------------------------------------------------------------------------------------
2 Estimated capital expenditures                  Detail not       Detail not     Detail not
   and Operating Cost                              available        available      available
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                221,699          466,860        606,933
====================================================================================================================================

* Payment Requires Court Approval.
                   MOR-4

CASE NAME: Contour Energy E & P, LLC             CASE NUMBER:  02-37741-H4-11

                                       AGING OF POST-PETITION LIABILITIES

                                            MONTH - SEPTEMBER, 2002

==============================================================================================================
     DAYS         TOTAL           TRADE ACCTS     FED TAXES     STATE TAXES      AD-VALOREM,      OTHER
                                                                                 OTHER TAXES
==============================================================================================================
      0-30          347,043            113,350                                         67,752       165,941
--------------------------------------------------------------------------------------------------------------
     31-60          232,089             60,206                                          8,009       163,874
--------------------------------------------------------------------------------------------------------------
     61-90           27,801             19,792                                          8,009
--------------------------------------------------------------------------------------------------------------
      91+

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TOTAL               606,933            193,348                                         83,770       329,815
==============-----------------===============================================================================

                                          AGING OF ACCOUNTS RECEIVABLE

==============================================================================================================
    MONTH
==============================================================================================================
   0-30 DAYS      5,764,346          5,764,346
--------------------------------------------------------------------------------------------------------------
  31-60 DAYS      1,374,602          1,374,602
--------------------------------------------------------------------------------------------------------------
  61-90 DAYS        608,409            608,409
--------------------------------------------------------------------------------------------------------------
   91 + DAYS      1,021,108          1,021,108
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
    TOTAL         8,768,465          8,768,465
-------------------------------===============================================================================

    MOR-5

MOR 6
Contour Energy E&P, LLC (Case No. 02-37741-H2-11)

                                                   CEEP**            CEEP**             CEEP**
                                                 17 Days End       Month End          Month End
                                                July 31, 2002   August 31, 2002   September 30, 2002
                                                =============   ===============   ==================
Oil & gas revenues                                  1,419,377         2,296,068            2,186,635
Hedging gain/(loss)                                   474,530           840,581              811,261
Gas marketing revenues, net                                 0                 0                    0
Interest & other income                                24,696            39,512               22,931
Gain on sale of oil & gas properties                        0                 0                    0
                                                -------------   ---------------   ------------------
   Total revenues                                   1,918,603         3,176,161            3,020,827

Production expenses                                   427,608           617,330              777,119
Exploration expenses                                  212,653           419,431              466,054
General & administrative expenses                     188,846           260,575              458,228
Interest expense, net                                     241             1,722                  440
Impairment of oil & gas properties                          0                 0                    0
Depreciation, depletion, & amortization               375,390           698,298              471,942
                                                -------------   ---------------   ------------------
   Total expenses                                   1,204,738         1,997,356            2,173,783
                                                -------------   ---------------   ------------------

Net income (loss) before subs                         713,865         1,178,805              847,044

Equity in earnings of subs                            758,581         1,066,932             (947,488)
                                                -------------   ---------------   ------------------

Net income(Loss) before income taxes                1,472,446         2,245,737             (100,444)

Provision (benefit) for federal income taxes:
   Current                                                  0                 0                    0
   Deferred                                                 0                 0                    0

                                                -------------   ---------------   ------------------
Net Income (Loss) before extraord. item             1,472,446         2,245,737             (100,444)
                                                -------------   ---------------   ------------------

Extraordinary item - retirement of debt                     0                 0                    0

                                                -------------   ---------------   ------------------
Net Income (Loss)                                   1,472,446         2,245,737             (100,444)
                                                -------------   ---------------   ------------------

Preferred stock dividends                                   0                 0                    0

                                                -------------   ---------------   ------------------
Net Income (Loss) app. to common shares             1,472,446         2,245,737             (100,444)
                                                =============   ===============   ==================

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994
         Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related equity accounts have been eliminated within this column.

CASE NAME: Contour Energy E&P, LLC
CASE NUMBER: 02-37741-H2-11

--------------------------------------------------------------------------------------------------------------------
                                          Period         Period           Period          Period          Period
Cash Receipt and                        July 15 to      Aug. 1 to       Sept. 1 to       Oct. 1 to       Nov. 1 to
Disbursements                             July 31        Aug. 31         Sept. 30         Oct. 31         Nov. 30
--------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
Cash - Beginning of Period             $ 11,177,881    $ 15,477,532    $ 14,971,407
                                      ------------------------------------------------------------------------------

Receipts:
   Crude oil and natural gas              5,850,020       6,045,329       5,908,329
   Joint interest and other                 178,317         316,302         104,300
                                      ------------------------------------------------------------------------------
Total Receipts                            6,028,337       6,361,631       6,012,629
                                      ------------------------------------------------------------------------------

Disbursements:

    Payroll                                 198,797         422,981         409,128
    Royalties                               987,860         777,934         706,114
    Severance Taxes                         195,933         138,634         134,369
    Interest payments                             -       4,900,000       1,225,000
    Operations/Insurance                    190,519         397,438         434,522
    JIB Payments                                  -           2,138         188,047
    Office Expense                          136,027          70,371          89,084
    Delay Rentals                            73,807          65,079          33,891
    Seismic and Leasehold                         -          57,525          52,442
    Development Capital                           -               -         293,200
    Miscellaneous                            19,538          25,810           5,899
                                      ----------------------------------------------------------------------------------------------
Total disbursements from Operations       1,802,481       6,857,910       3,571,696
                                      ----------------------------------------------------------------------------------------------

   Professional fees                              -               -               -
   U.S. Trustee fees                              -               -               -
   Other reorganization expenses             24,000          15,171         253,169

Total disbursements                       1,826,481       6,873,081       3,824,865

Net Cash Flow                             4,201,856        (511,450)      2,187,764

Checks voided during period                 187,795          95,325          30,623

Transfer to MMS escrow account              (90,000)        (90,000)        (95,000)

                                      ----------------------------------------------------------------------------------------------
Cash - End of Period                   $ 15,477,532    $ 14,971,407    $ 17,094,794
                                      ==============================================================================================


Restricted Cash - MMS escrow account   $  7,105,987    $  7,202,567    $  7,302,250
                                      ==============================================================================================

MOR-7

CASE NAME: CONTOUR ENERGY E & P, LLC                CASE NUMBER: 02-37741-H4-11

                 CASH & CASH EQUIVALENTS ACCOUNT RECONCILIATION
                            MONTH OF: SEPTEMBER 2002

                               DISBURSING      ROYALTY      DISBURSING        FUNDING       PAYROLL      PETTY CASH       ROYALTY
                                   02            15             51               52            54            55              56
          BANK NAME               Chase       Bank One      Wells Fargo     Wells Fargo    Wells Fargo   Wells Fargo    Wells Fargo
------------------------      -------------  -----------   -------------  -------------- -------------- -------------  -------------
ACCOUNT NUMBER                 00100528943    540454725      540454725      4950004531      495004556    4950004572      4000034686

ACCOUNT TYPE                      CASH          CASH           CASH            CASH           CASH          CASH           CASH

BANK BALANCE                             -            -               -    1,162,516.06      8,452.98     1,031.70       671,588.08

DEPOSIT IN TRANSIT                       -            -               -               -             -            -                -

OUTSTANDING CHECKS                       -    (3,153.34)    (275,162.02)              -             -     1,468.30      (468,310.67)

ADJUSTED BANK BALANCE                    -    (3,153.34)    (275,162.02)   1,162,516.06      8,452.98     2,500.00       203,277.41
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS               -    (3,153.34)    (199,350.66)     614,821.91      9,452.98     2,500.00        42,387.95

RECEIPTS                                 -            -       (6,600.00)   6,015,183.60             -            -         4,045.18

TRANSFER BETWEEN ACCOUNTS                -            -      974,955.25   (3,556,469.73)            -            -       994,900.33

(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2               -            -               -               -             -            -                -

CHECKS / OTHER DISBURSEMENTS             -            -   (1,044,166.61)  (1,911,019.72)    (1,000.00)           -      (838,056.05)

ENDING CASH - PER BOOKS                  -    (3,153.34)    (275,162.02)   1,162,516.06      8,452.98     2,500.00       203,277.41

                                UNRESTRICTED    INVESTMENT     FUNDING      INVESTMENT
                                     57             16           19             21
          BANK NAME              Wells Fargo    Wells Fargo   Wells Fargo    Wells Fargo         TOTAL
------------------------       --------------  ------------  ------------- --------------    ---------------
ACCOUNT NUMBER                     12699393      12290797       12589594     CCMA: 013626

ACCOUNT TYPE                         CASH       INVESTMENT     INVESTMENT     INVESTMENT

BANK BALANCE                    3,799,017.28   12,196,844.94     500.89                -      17,839,951.93

DEPOSIT IN TRANSIT                         -               -          -                -                  -

OUTSTANDING CHECKS                         -               -          -                -        (745,157.73)

ADJUSTED BANK BALANCE           3,799,017.28   12,196,844.94     500.89                -      17,094,794.20
-------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS      3,841,006.42   10,663,241.65     500.40                -      14,971,407.31

RECEIPTS                                   -               -       0.49                -       6,012,629.27

TRANSFER BETWEEN ACCOUNTS         (41,989.14)   1,533,603.29          -                -         (95,000.00)

(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2                 -               -          -                -                  -

CHECKS / OTHER DISBURSEMENTS               -               -          -                -      (3,794,242.38)

ENDING CASH - PER BOOKS         3,799,017.28   12,196,844.94     500.89                -      17,094,794.20

================================================================================

CASE NAME: CONTOUR ENERGY E & P, LLC                 CASE NUMBER: 02-37741-H4-11

                     RESTRICTED CASH ACCOUNT RECONCILIATION
                            MONTH OF: SEPTEMBER 2002

                                         RESTRICTED
                                            CASH
                                             40
                  BANK NAME                 Chase                                                        TOTAL
 ------------------------------------   ------------------ ------------    ------------ ----------  ---------------
 ACCOUNT NUMBER                       Escrow P200411.2

 ACCOUNT TYPE                             INVESTMENT

 BANK BALANCE                             7,302,250.28                                                7,302,250.28

 DEPOSIT IN TRANSIT                                  -                                                           -

 OUTSTANDING CHECKS                                  -                                                           -

 ADJUSTED BANK BALANCE                    7,302,250.28  *                                             7,302,250.28

 ------------------------------------------------------------------------------------------------------------------

 BEGINNING CASH - PER BOOKS               7,202,567.34                                                7,202,567.34

 RECEIPTS                                     4,682.94                                                    4,682.94

 TRANSFER BETWEEN ACCOUNTS                   95,000.00                                                   95,000.00

 (WITHDRAWAL) CONTRIBUTION-                          -                                                           -
 BY INDIVIDUAL DEBTOR MFR-2

 CHECKS / OTHER DISBURSEMENTS                        -                                                           -

 ENDING CASH - PER BOOKS                  7,302,250.28  *                                             7,302,250.28
===================================================================================================================

 *NOTE: ENDING BALANCE INCLUDES 2,250.28 UNRESTRICTED AS OF 09/30/02

CASE NAME: Contour Energy E & P, LLC                 CASE NUMBER: 02-37741-H4-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc) (Attach additional pages as necessary.)

====================================================================================================================================
            INSIDERS: NAME/POSITION/COMP TYPE
    (Payments for salaries, 401-k match, and business   July 15 - 31      August        September    October    November   December
                        expenses)
------------------------------------------------------------------------------------------------------------------------------------
1.  Kenneth R. Sanders                                   $11,094.67     $22,189.34     $24,634.49
------------------------------------------------------------------------------------------------------------------------------------
2.  Rick G. Lester                                       $ 8,413.82     $17,185.07     $17,163.66
------------------------------------------------------------------------------------------------------------------------------------
3.  Keith E. Jordan                                      $ 7,742.16     $16,318.32     $15,822.32
------------------------------------------------------------------------------------------------------------------------------------
4.  John D. Hellings                                     $ 8,871.87     $14,015.86     $14,015.86
------------------------------------------------------------------------------------------------------------------------------------
5.  Robert J. Panaccione                                 $ 5,220.02     $10,440.04     $10,440.04
------------------------------------------------------------------------------------------------------------------------------------
6.  Eddie Taylor                                         $ 2,301.42     $ 4,582.84     $ 4,462.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                   $43,643.96     $84,731.47     $86,539.21
====================================================================================================================================

====================================================================================================================================

             PROFESSIONALS: NAME/ORDER DATE             July 15 - 31      August        September    October    November   December

------------------------------------------------------------------------------------------------------------------------------------
Porter & Hedges, L.L.P.                                                                $  128,648
------------------------------------------------------------------------------------------------------------------------------------
Weil Gotshal & Manges, L.L.P.                                                          $   27,975
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                              $     0.00     $     0.00     $  156,623
====================================================================================================================================

      MOR-9

                                                                               9